UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2007

SENDTEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51702	43-2053462
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

877 Executive Center Drive West St. Petersburg, Florida	33702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 576-6630

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 14, 2007, SendTec, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1. The Company’s unaudited financial statements for the quarter ended June 30, 2007, are included in its Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on August 14, 2007.

The information, including the exhibit attached hereto, in this Current Report is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated August 14, 2007.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 14, 2007	SENDTEC, INC.

	By:	/s/ Donald Gould
Donald Gould
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 14, 2007.